Exhibit 10.16
THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (the “Third Amendment”) is made as of this 5th day of February, 2021 (“Execution Date”) by and between OFFICE TOWER DEVELOPER LLC, a Delaware limited liability company (“Landlord”) and RAPID7, INC., a Delaware corporation (“Tenant”).

BACKGROUND

Reference is made to the following:

A.A certain lease dated July 19, 2019 (the “Original Lease,” as amended to date, the “Existing Lease”), as amended by that certain First Amendment to Lease, dated as of September 9, 2020, and that certain Second Amendment to Lease, dated as of November 9, 2020, with respect to certain premises (the “Premises”) containing a total of 67,214 square feet of rentable floor area of the Office Tower in the building known as 100 Causeway Street, Boston, MA (the “Building”), which is comprised of 33,726 square feet of rentable floor area located on the ninth (9th) floor of the Building and 33,488 square feet of rentable floor area located on the tenth (10th) floor of the Building. All references to the “Lease” shall be deemed to be references to the Existing Lease as herein amended.

B.WHEREAS, Landlord and Tenant have agreed (i) that the Commencement Date will occur on October 1, 2021; (ii) that the Rent Commencement Date will occur on December 1, 2021; and (iii) to modify and amend the Lease, all in the manner hereinafter set forth.

D.Any capitalized terms used herein which are not defined in this Third Amendment shall have the same definition as set forth in the Lease.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Lease is amended as follows:

1.COMMENCEMENT DATE

The definition of “Estimated Commencement Date,” as set forth in Section 1.1 of the Original Lease, is hereby deleted in its entirety and replaced with “October 1, 2021.” The Commencement Date shall be determined in accordance with Section 3.1 and Exhibit B-1 of the Lease; provided, however, that in no event shall the Premises be delivered to Tenant, and the Commencement Date shall not occur, prior to the Estimated Commencement Date.

2.RENT COMMENCEMENT DATE AND RENT YEAR

(a)The definition of “Rent Commencement Date,” as set forth in Section 1.1 of the Original Lease, is hereby deleted in its entirety and replaced with “the date that is sixty-one (61) days after the Commencement Date.”

(b)The definition of “Rent Year,” as set forth in Section 1.1 of the Original Lease, is hereby deleted in its entirety and replaced with “Any twelve (12) month period during the Term of the Lease commencing on each June 1 and ending on each May 31 during the Term of the Lease, except that the first Rent Year will be the period commencing on the Commencement Date and ending on May 31, 2022.”

3.BROKER

Each of Landlord and Tenant warrants and represents to the other that it has not dealt with any broker in connection with the consummation of this Third Amendment, and, in the event of any brokerage claims against either party predicated upon prior dealings with the other party named herein in connection with this Third Amendment, each party agrees to defend the same and indemnify such party against any such claim.

4.MISCELLANEOUS

(A)Except as herein amended the Lease shall remain unchanged and in full force and

(B)Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Third Amendment and that the person signing this Third Amendment on its behalf has been duly authorized to do so.

(C)This Third Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts shall constitute one and the same instrument. This Third Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, in addition to electronically produced signatures, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

[remainder of page intentionally blank]

EXECUTED as of the date first above written.

LANDLORD:
OFFICE TOWER DEVELOPER LLC, a Delaware limited liability company

Its Members:
BP OFFICE JV MEMBER LLC, a Delaware limited
liability company

By: BOSTON PROPERTIES LIMITED PARTNERSHIP, a
Delaware limited partnership, its sole member and manager

By: BOSTON PROPERTIES INC., a Delaware corporation,
its general manager

By: /s/ Patrick Mulvihill
Name: Patrick Mulvihill
Title: Senior Vice President, Leasing

BOSTON GARDEN OFFICE TOWER, LLC, a Delaware limited
liability company

By: BOSTON GARDEN DEVELOPMENT CORP., a
Massachusetts corporation, its member

By: /s/ Chris Maher
Name: Christopher W. Maher
Title: Vice President

TENANT:
RAPID7, INC.
a Delaware Corporation

By: /s/ Jeff Kalowski
Name: Jeff Kalowski
Title: Chief Financial Officer